Building a portfolio of well-managed, high cash-flowing nightclubs and restaurants NASDAQ: RICK NobleCon18 April 20-21, 2022 www.rcihospitality.com

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this presentation and those discussed in other documents we file with the Securities and Exchange Commission (“SEC”). This press release may contain forward-looking statements that involve a number of risks and uncertainties that could cause the company’s actual results to differ materially from those indicated in this press release, including, but not limited to, the risks and uncertainties associated with (i) operating and managing an adult business, (ii) the business climates in cities where it operates, (iii) the success or lack thereof in launching and building the company’s businesses, (iv) cyber security, (v) conditions relevant to real estate transactions, (vi) the impact of the COVID-19 pandemic, and (vii) numerous other factors such as laws governing the operation of adult entertainment businesses, competition and dependence on key personnel. For more detailed discussion of such factors and certain risks and uncertainties, see RCI’s annual report on Form 10-K for the year ended September 30, 2021, as well as its other filings with the U.S. Securities and Exchange Commission. The company has no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances. As of the release of this report, we do not know the future extent and duration of the COVID-19 pandemic on our businesses. Lower sales caused by social distancing guidelines could lead to adverse financial results. We are continually monitoring and evaluating the situation and will determine any further measures to be instituted, which could include refinancing several of our debt obligations. As used herein, the “Company,” “we,” “our,” and similar terms include RCI Hospitality Holdings, Inc. (RCIHH) and its subsidiaries, unless the context indicates otherwise. 2

Non-GAAP Financial Measures In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company’s operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the Company and helps management and investors gauge our ability to generate cash flow, excluding (or including) some items that management believes are not representative of the ongoing business operations of the Company, but are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows: • Non-GAAP Operating Income and Non-GAAP Operating Margin. We calculate non-GAAP operating income and non-GAAP operating margin by excluding the following items from income from operations and operating margin: (a) amortization of intangibles, (b) gains or losses on sale of businesses and assets, (c) gains or losses on insurance, and (d) settlement of lawsuits. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations. • Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share. We calculate non-GAAP net income and non-GAAP net income per diluted share by excluding or including certain items to net income attributable to RCIHH common stockholders and diluted earnings per share. Adjustment items are: (a) amortization of intangibles, (b) gains or losses on sale of businesses and assets, (c) gains or losses on insurance, (d) unrealized gains or losses on equity securities, (e) settlement of lawsuits, (f) gain on debt extinguishment, and (g) the income tax effect of the above-described adjustments. Included in the income tax effect of the above adjustments is the net effect of the non-GAAP provision for income taxes, calculated at 22.3% and 19.1% effective tax rate of the pre-tax non-GAAP income before taxes for the three months ended December 31, 2021 and 2020, respectively, and the GAAP income tax expense (benefit). We believe that excluding and including such items help management and investors better understand our operating activities. • Adjusted EBITDA. We calculate adjusted EBITDA by excluding the following items from net income attributable to RCIHH common stockholders: (a) depreciation and amortization, (b) income tax expense (benefit), (c) net interest expense, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance, (f) unrealized gains or losses on equity securities, (g) settlement of lawsuits, and (h) gain on debt extinguishment. We believe that adjusting for such items helps management and investors better understand our operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess our unleveraged performance return on our investments. Adjusted EBITDA is also the target benchmark for our acquisitions of nightclubs. • Management also uses non-GAAP cash flow measures such as free cash flow. Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy. Our 1Q22 10-Q and our February 9, 2022 earnings news release and financial tables contain additional details and reconciliation of non-GAAP financial measures for the quarter ended December 31, 2021, and are posted on our website at www.rcihospitality.com and filed with the US Securities and Exchange Commission. 3

Strong Portfolio of Hospitality Venues

Overview

- 60 well-managed, high cash-flowing bars and restaurants
- Founded in 1983
- IPO on Nasdaq in 1995

Nightclubs

- Accounted for 73% of sales for TTM ended 12/31/21
- 49 clubs in 13 states, many in top 20 US markets
- Well-known brands with restaurants

Bombshells

- Accounted for 27% of sales for TTM ended 12/31/21
- Fast-growing, sports bar restaurant chain launched in 2013
- 11 company-owned (8-Houston, 2-Dallas, 1-Austin), licensed to sell franchises in all states

Growth Drivers

- Consumer demand for an entertaining experience
- Four decades of deep expertise in hospitality, real estate, property development, finance
- Strong focus on generating free cash flow

Stock Symbol	TTM Ended 12/31/21					As of 12/31/21	
	Revenues	EPS	Net Cash Provided by Operating Activities	Free Cash Flow	Cash Dividends/Share	Common Stock Outstanding	Insider Ownership
Nasdaq: RICK	$219M	$3.44 (GAAP) $4.79 (Non-GAAP)	$52.0M	$45.7M	$0.16	9.449M	7.67%

RCI HOSPITALITY HOLDINGS INC

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Great Business

Strong Cash Generation (TTM ended 12/31/21)

- High gross profit margin (85.0%)
- Fast cash conversion cycle
- Low maintenance capex ($6.3M)

Barriers to Entry

- **Clubs:** Most municipal licenses tied to physical location, few municipalities issue new licenses, we have acquired most of our clubs
- **Bombshells:** Not an inexpensive venture to compete against with the $6.0M target investment (land and building) required

Real Estate Ownership

- Own most of our locations, low occupancy cost relative to peers
- Most of our businesses not beholden to landlords

Access to Bank Financing

- Growth funded through debt, most of which is real estate and/or seller financing

Total Revenues (TTM ended 12/31/21)



Entertainment Services 30%
Alcoholic Beverages 44%
Food, Merchandise & Other 26%

Period	Alcoholic Beverages	Entertainment Services	Food, Merchandise & Other
FY19	41%	38%	21%
FY20	45%	31%	24%
FY21	44%	28%	28%

RCI HOSPITALITY HOLDINGS INC

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Capital Allocation Strategy* * We may deviate from this strategy if other strategic rationale warrants • Repurchase shares when FCF yield is more than 10% • Develop critical mass, market awareness, and sell franchises • Structure investments in new units to generate annual cash on cash return of at least 25-33% • Buy good, solid, cash flowing clubs at 3-5x adjusted EBITDA • Use seller-financing • Buy the real estate for market value • Structure deals to generate annual cash on cash return of at least 25-33% Drive Value with 10-15% Compound Annual FCF/ Share Growth M&A Buy More of the Right Nightclubs Buy Back Shares Organic Methodically Expand Bombshells 6

Major Transformation 7 Pre-2016 Toda y

Impressive Track Record & Covid Rebound Free Cash Flow ($M)1 FCF as % of Revenues1 Diluted Weighted Average Shares Outstanding (M) 1. FY16 FCF of $18.5M reflects FCF of $20.5M less $2.0M in tax credits 2. Based on unit count at quarter end 4Q Sales / Location ($K)2 8 +16% CAGR +9% CAGR +750 BPS -2.4% CAGR

Nightclubs: Roaring Back Revenues ($M) Operating Margin 9 Income from Operations ($M) Units at Year End FY21 Captured 92% of Pre- COVID FY19 Sales +370 BPS GAAP +780 BPS Non-GAAP Focus has been on improving club portfolio CAGR: +6% GAAP +8% Non- GAAP

Nightclubs: Significant Acquisition Opportunities Market ◦ 2,200 clubs / ~500 meet our acquisition criteria ◦ We are one of the largest, but our market share is minimal ◦ Long-term owners interested in selling ◦ We are the acquirer of choice as the only public company in the space with access to bank financing Financial Dynamics ◦ Buy earnings accretive clubs at 3-5x adjusted EBITDA ◦ Purchase related real estate at market value ◦ Strong record paying off seller financing from acquisition cash flow Recent Acquisitions (October-November 2021) ◦ 12 clubs in 7 states ◦ Pre-COVID 2019: Generated $40M in revenues and $14M in Adjusted EBITDA Current Acquisition Target ◦ Buy clubs that can add $20M of Adjusted EBITDA in FY23 Our Top Club Brands Elegant clubs with restaurants High-end, high-energy party club Nation’s mega club with 74,000 square feet High-end clubs for African- American professionals Lively BYOB clubs for blue collar patrons and the college crowd Lively BYOB clubs for blue collar patrons and the college crowd 10

11 ◦ Bitcoin Acceptance ◦ Tip-N-Strip NFT Guest Benefits Program ◦ AdmireMe Mobile Friendly Website Harnessing New Technology to Drive Club Traffic www.tip-n-strip.io www.admireme.com

Bombshells: Next Generation Sports Bar Concept More Upscale • Better quality food, service and experience • Big HDTVs, scratch kitchen, free Wi-Fi, USB charging stations, DJs • 4 Dayparts: Lunch, happy hour, dinner, late night • Late night drives high AUVs and industry-leading margins 12 High Impact Branding • Immediately recognizable • Signals fun, friendliness and comfort to all walks of life • Appeals to men, women, families, friends, singles, couples, millennials • Attracts customers without the need for major advertising-marketing dollars

Bombshells: FY21 Record Year Revenues ($M) Operating Margin 13 Income from Operations ($M) Units at Year End +32% CAGR +700 BPS +44% CAGR

Bombshells: Near- & Long-Term Targets • Near-Term Company-Owned Locations – December 2021: Opened 11th store – March 2022: Closed on property for 12th store – Under contract to buy property for 13th store – Actively looking for 7 new sites in Austin, Phoenix and all major markets in Florida • Near-Term Franchisee Program – FY21 signed first franchisee for 3 locations in San Antonio area – First franchised location to open soon – Actively talking to other potential franchisees for Texas and other states • Target for Company-Owned & Franchised Locations – 2-3 Years: 26 – 5+ Years: 80-100 14

Corporate Office 10737 Cutten Road Houston, TX 77066 Phone: (281) 397-6730 Investor Relations Gary Fishman Steven Anreder Phone: (212) 532-3232 IR Website www.rcihospitality.com Nasdaq: RICK Contact Information